UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment Number One

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 14, 2010

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Western Lucrative Enterprises, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

IOWA

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(State or Other Jurisdiction of Incorporation)

333-152950                                       26-3045445

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(Commission File Number)     (IRS Employer Identification No.)

73726 Alessandro Dr. Suite 103, Palm Desert, CA 92260

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(Address of Principal Executive Offices)      (Zip Code)

760-776-8899

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              EXPLANATORY NOTE

On December 14, 2010 we filed a Current Report on Form 8-K to advise of certain changes to Directors and Officers under Item 5.02.

This Current Report on Form 8-K/A (Amendment Number One) is being filed to amend the Original Form 8-K by correcting four errors and one omission as follows:

1)

The commission file number was incorrectly stated as 333-149293 instead of 333-152950

2)

The IRS Employer Identification Number was incorrectly stated as 68-0664590 instead of 26-3045445

3)

The Item number was designated Item 1, instead of Item 5.02

4)

Reference was made to a Mr. Holm and a Mr. LeBoeuf having attended a Board of Directors meeting held on August 14, 2010. This was incorrect, neither Mr. LeBoeuf nor Mr.Holm have ever acted as Officers or Directors of the Company.

The resignation of Mr. Baker as an officer of the Company was omitted.

Other than as described above, this amendment does not amend any other information previously filed in the original Form 8-K.

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

At a Special Meeting of the Board of Directors held on August 14th, 2010 attended by Mr. Randall A. Baker, Mr. Neville Pearson was appointed a Director of the Company.

Mr. Pearson, a native of Yorkshire, England, currently resides at:

1611 E. Racquet Club Road, Palm Springs, California, USA

Mr. Pearson is a Fellow of the Association of Chartered Certified Accountants, and has gained over 35 years of senior level financial management experience at CFO / Controller level with both Public Multi-National and Private Companies on three continents. Mr. Pearson brings extensive experience in the Real Estate Development and Construction fields, as well as having worked in the Automotive, Mining and Food manufacturing sectors.

Randall A. Baker submitted his written resignation as President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company effective on the 17th day of August 2010.

No other written statement was submitted by Mr. Baker. Mr. Baker has been given a copy of this report and has no wish to provide any further statement.

The Board of Directors accepted Mr. Baker’s resignation of all of his Officer positions in the Company.

Mr. Baker remains on the Board of Directors until the next regularly scheduled Board of Directors meeting.

At a Special Meeting of the Board of Directors held on August 17th, 2010, Mr. Neville Pearson was appointed President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date:  January 25, 2011

By: /s/ Neville Pearson

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Name: Neville Pearson

Title: Chief Executive Officer